The PNC Financial Services Group, Inc. First Quarter 2012 Earnings Conference Call April 18, 2012 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration.  It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings.  The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality and other matters regarding or affecting PNC and its future business and operations.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents.  We provide greater detail regarding some of these factors in our 2011 Form 10-K as amended, including in the Risk
Factors and Risk Management sections and in the Legal Proceedings and Commitments and Guarantees Notes of the Notes to Consolidated Financial
Statements in that report, and in our subsequent SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on PNC’s corporate website at www.pnc.com/secfilings.  We have included web addresses in this presentation as inactive textual references only.  Information on these websites is not part of this presentation.
Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  Forward-looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.  Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we sometimes refer to adjusted results to help illustrate the impact of certain types of items.  This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results.  We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items may not be indicative of our ongoing operations.
We may also provide information on pretax pre-provision earnings (total revenue less noninterest expense), a non-GAAP measure that we believe is useful as a tool to help evaluate our earnings created by operating leverage. Where applicable, we provide GAAP reconciliations for such additional information, including in the Appendix and on our corporate website at www.pnc.com/investorevents.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments.  We believe this adjustment may be useful when comparing yields and margins for all earning assets.  We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only.  These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

Significant 1Q12 Achievements
PNC Is Positioned to Deliver Even Greater Shareholder Value. PNC Is Positioned to Deliver Even Greater Shareholder Value.
1Q12 financial
summary
Net income
Diluted EPS from
net income
Return on
average assets
$811 million $1.44 1.16%
Delivered excellent financial results driven by customer, loan and revenue growth
Successfully completed conversion of RBC Bank (USA) – integration costs of $0.18 per diluted common share¹
Capital actions reflect balance sheet strength
–
Increased quarterly common stock dividend 14% to $0.40 per share for 2Q12
–
Plan to repurchase up to $250 million of common stock in 2012²
Grew commercial and consumer loans
Remained core-funded and liquid
Stable overall credit quality and disciplined expense management
1Q12 highlights
(1) Additional information is provided in Appendix. (2) Subject to factors such as market and general economic conditions, economic and regulatory capital conditions, alternative uses of capital, regulatory and contractual limitations, and the potential impact on credit ratings.

RBC Bank (USA): Closed, Converted and Accretive
Expanded into faster growing
regions with attractive market
demographics while adding:
–
900,000 customers
–
Over 400 branches
–
Approximately $15 billion loans
–
Approximately $18 billion
deposits
Attractive pricing
–
Immediately accretive to 1Q12
earnings¹
–
Acquired for less than tangible
book value
(1) Excluding integration costs. (2) Source: Nielsen annual population forecasts based on five year projections from 2011 to 2016.
(3) Moody’s annual forecast based on real GDP (2005 chained dollars) five year projections from December 2011 to December 2016.
(4) IXI Services December 2010. Net worth is the household’s total investable assets excluding primary residence.
Five year growth
forecast (CAGR):
HH >1MM
Net Worth
4
Annual
population²
Annual
GDP³
Atlanta 2.0% 4.0% 65,296
Charlotte 2.2% 3.7% 21,697
Raleigh 2.7% 3.8% 14,246
Mobile 0.3% 3.4% 2,035
Birmingham 0.6% 3.6% 10,559
National Average 0.8% 3.2% N/A
Attractive market demographics

(thousands)
56
+57
1Q10
1Q11
1Q12

New Clients
196
251
243
1Q10
1Q11
1Q12

(billions)
$105
$110
$112
1Q10
1Q11
1Q12

Focused on Growing Client Relationships
Asset Management Group
Retail Banking Corporate & Institutional Banking
Discretionary assets under
management³
1Q12 referral sales up 38% vs.
1Q11
Total sales have increased by 35%
for 1Q12 vs. 1Q11
Growth markets (Florida, Milwaukee,
Chicago, St. Louis) combined added
24% more new clients compared to
1Q11
All legacy C&IB business segments
ahead of 1Q11 sales
61% of checking accounts opened in
1Q12 were relationship accounts
Active online bill payment customers
increased 13% from 1Q11, 5% from
4Q11
Corporate Banking new primary
clients²
4
5
Net organic checking relationship
growth¹
(11)
+
(1) Net organic checking relationship growth refers to consumer and small business accounts exclusive of accounts acquired through acquisition. (2) A
Corporate Banking primary client is defined as a corporate banking relationship with annual revenue generation of $50,000 or more or, within corporate banking, a commercial banking client relationship with annual revenue generation of $10,000 or more. (3) Discretionary assets under management are assets over which we have sole or shared investment authority for our customers/clients. (4) Relationship checking accounts refer to accounts with a committed balance level of self service accounts with lower cost of servicing. (5) New client sales referred to AMG by Retail banking or C&IB.

Strong Financial Performance
(1) Tier 1 common capital ratio is period-end Tier 1 common capital divided by period-end risk weighted assets and is estimated for 1Q12.
(2) Return on Tier 1 common capital is calculated as annualized net income divided by period-end Tier 1 common capital and is estimated for 1Q12.  Further information is provided in the Appendix.
$159 $149
$206 $188 $182
Performance
Measures
1Q12 4Q11
Return on average assets 1.16% 0.72% 1.29%
Return on Tier 1 common capital 14.0% 8.2% 15.4%
Strong Earnings
Net income $811 $493 $832
Earnings per diluted common share $1.44 $.85 $1.57
Capital Adequacy
1Q12 4Q11 1Q11
Tier 1 common capital ratio 9.3% 10.3% 10.3%
1,2
1
1Q11
$176
1Q12 4Q11 1Q11
Balance Sheet
Growth
Loans
Deposits
1Q12 4Q11 1Q11
($ billions)
($ billions)
($ millions)

A Higher Quality, Differentiated Balance Sheet
Change from:
Category (billions)
Mar. 31, 2012 Dec. 31, 2011
Total investment securities $64.6 $3.9
Commercial lending 100.6 12.3
Consumer lending 75.6 4.9
Total loans 176.2 17.2
Other assets 55.1 3.6
Total assets $295.9 $24.7
Transaction deposits $164.6 $16.9
Retail CDs 29.3 (0.2)
Other 12.2 1.5
Total deposits 206.1 18.2
Borrowed funds, other 54.8 5.5
Shareholders’ equity 35.0 1.0
Total liabilities and equity $295.9 $24.7
Loans increased $17 billion or 11% from
4Q11 driven by organic commercial loan
growth and approximately $15 billion
from RBC Bank (USA) transaction
Overall credit quality remained stable
Transaction deposits increased nearly
$17 billion or 12% from 4Q11 reflecting
increased commercial and consumer
liquidity and $10 billion from RBC Bank
(USA) acquisition
Retail CDs declined $.2 billion from
4Q11, reflecting expected run-off of $4.2
billion of PNC’s higher cost CDs, offset
by $4 billion of RBC Bank (USA) CDs
Equity increased $1 billion primarily due
to retained earnings
1Q12 highlights

Loan Growth Driving Net Interest Income
(millions)
1Q12 4Q11 3Q11 2Q11 1Q11
Interest income - loans $1,951 $1,902 $1,904 $1,905 $1,884
Total interest income 2,597 2,534 2,530 2,547 2,583
Total interest expense 306 335 355 397 407
Total net interest income $2,291 $2,199 $2,175 $2,150 $2,176
1Q12 highlights
Average earning assets grew by
$9 billion or 4% from 4Q11 and
6% from 1Q11 with RBC Bank
(USA) contributing $4 billion
Net interest margin remained
relatively stable
Total net interest income grew 4%
from 4Q11 and 5% from 1Q11;
included $91 million from RBC
Bank (USA) acquisition
Balance sheet positioned to
benefit from an increase in rates
(1) Calculated as annualized taxable-equivalent net interest income divided by average earning assets. See Appendix for additional information.
1Q12 4Q11 3Q11 2Q11 1Q11
Average interest earning
assets (in billions)
$237.7 $228.4 $224.1 $220.7 $224.1
Average yields/rate:
Interest-earning assets 4.41% 4.44% 4.52% 4.64% 4.67%
Interest-bearing liabilities .70 .80 .86 .95 .95
Interest rate spread 3.71 3.64 3.66 3.69 3.72
Net interest margin
1
3.90% 3.86% 3.89% 3.93% 3.94%
8
– Higher loan balances
– Lower funding costs
– Purchase accounting accretion
remained stable

Client Growth and Sales Driving Noninterest Revenue
1Q12 highlights
(millions)
1Q12 4Q11 3Q11 2Q11 1Q11
Asset management¹ $284 $250 $287 $288 $263
Consumer services
264 269 330 333 311
Corporate services²
232 266 187 228 217
Residential
mortgage
230 157 198 163 195
Deposit service
charges
127 140 140 131 123
Client fee income
$1,137 $1,082 $1,142 $1,143 $1,109
Net gains on sales of
securities
less net OTTI
19 18 33 43 3
Other
285 250 194 266 343
Total noninterest
income
$1,441 $1,350 $1,369 $1,452 $1,455
(1) Asset management includes the Asset Management Group and BlackRock. (2) Corporate services include impairment charges/recoveries related to commercial mortgage servicing rights.
Noninterest income increased 7%
from 4Q11
Asset management increased 14%
due to improved equity markets
Corporate services declined
primarily due to lower commercial
mortgage banking revenue and
merger and acquisition advisory
fees
Residential mortgage increased
primarily due to higher MSR
hedging gains and loan sales
revenue
Consumer services and deposit
service charges declined primarily
due to seasonally lower transaction
volumes
Other increased largely as a result
of higher revenue from equity
investments
Noninterest income
increased 7%

Disciplined Expense Management While Investing for
Growth
(millions)
1Q12 4Q11 3Q11 2Q11 1Q11
Core :
Personnel $1,067 $1,050 $948 $975 $989
Occupancy
178 197 171 176 193
Equipment
168 173 159 158 167
Marketing
54 73 70 61 40
Other
843 1,000 784 801 681
Total core noninterest
expense
$2,310 $2,493 $2,132 $2,171 $2,070
Selected items:
Integration costs
145 28 8 5 1
Trust preferred securities
redemption charges
- 198 - - -
Total noninterest
expense
$2,455 $2,719 $2,140 $2,176 $2,071
1Q12 highlights
Total noninterest expense declined
$264 million
Core noninterest expense
impacted by:
– RBC Bank (USA) operating
costs of $40 million
– Residential mortgage
foreclosure-related expenses of
$38 million ($240 million in
4Q11)
– Additions to legal reserves of
$72 million
(1) Core noninterest expense items do not include the impact of integration costs and trust preferred securities redemption charges, which are listed separately in the table above, but do include the impact of RBC Bank (USA) operating expenses. See the Appendix for the impact of integration costs and trust preferred securities redemption charges for unamortized discount on each category of noninterest expense.
1
1
Progressing well towards
continuous improvement goals

PNC
7.0%
6.375%
5.75%
5.125%
4.5%
4.0%
3.5%
2013
2014
2015
2016
2017
2018
2019

Strong Capital and Liquidity Position
1Q12 highlights Basel III Tier 1 common ratio
Basel III requirements
8.0% - 8.5%
2013 Target
Basel III
Basel I Tier 1 common ratio of 9.3%
Target Basel III Tier 1 common ratio estimated to
be between 8.0-8.5%  by year-end 2013
Capital priorities:
– Build capital to support client growth and
business investment
– Maintain appropriate capital in light of
economic uncertainty
– Return excess capital to shareholders
Strong liquidity position
– Loan-to-deposit ratio of 85%
– Parent company two year liquidity coverage
4
of 114%
(1) Proforma estimate is based on PNC’s estimated Basel I Tier 1 common ratio of 9.3% as of 3/31/12, adjusted by 1.6% to reflect projected retained earnings using First Call 2012 and 2013 estimates and the current dividend payout, and a decrease of 2.5%-3.0% primarily representing the estimated increase in risk weighted assets due to Basel II methodology regarding credit, operational and market risks.  This includes the assumed treatment of our investment in BlackRock and sub-investment grade securities (assuming no AOCI double counting) in accordance with Basel II. This estimate is subject to further regulatory guidance and clarity, and is based on the phase-in (beginning in 2013) of the Basel III framework in effect as of 3/31/12. (2) Regulatory requirements are inclusive of the capital conservation buffer and subject to further regulatory guidance and clarity. (3) Estimated. (4) Parent company liquidity coverage defined as liquid assets divided by funding obligations within a two year period.
1
2
3
1

Improving Outlook
1
– Full Year 2012 vs. 2011
(1) Refer to the Cautionary Statement in the Appendix, including assumptions. (2) Reflects combined PNC and RBC Bank (USA). (3) Estimated change for 2012 is based on comparable 2011 results. (4) Bold items reflect revision to previous guidance. (5) Excluding legal and regulatory related contingencies, integration costs and capital actions related to TPS redemptions for 2011 and 2012. (6) Excluding legal and regulatory related contingencies.
PNC is Positioned to Deliver Strong Results in 2012. PNC is Positioned to Deliver Strong Results in 2012.
Estimated % Change³
Combined
2
Balance sheet
Loans Increase mid to high teens
Total revenue Increase high single digits
4
Combined
2
Income
statement
Net interest income Increase high single digits
4
Noninterest income Increase mid single digits
Noninterest expense Increase mid to high single digits
4,5
Loan loss provision Improving
4,6
Strong balance sheet and revenue growth expected to drive positive operating leverage
Credit costs expected to improve
RBC Bank (USA) acquisition expected to be accretive in 2012

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.
It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-
looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,”
“forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date made.  We do not assume any duty and do not undertake to update forward-looking statements.  Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
  Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following::
o
Changes in interest rates and valuations in debt, equity and other financial markets.
o
Disruptions in the liquidity and other functioning of U.S. and global financial markets.
o
The impact on financial markets and the economy of the downgrade by Standard & Poor’s of U.S. Treasury obligations and other U.S.
government-backed debt, as well as issues surrounding the level of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
o
Actions by Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
o
Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
o
Slowing or failure of the current moderate economic recovery.
o
Continued effects of aftermath of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
o
Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
  Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting.  These statements are based on our current view that the moderate economic expansion will persist in 2012 and interest rates will remain very low.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
  Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities.  Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management.  These developments could include:
o
Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles.  We will be impacted by extensive reforms provided for in the Dodd-Frank
Wall Street Reform and Consumer Protection Act and otherwise growing out of the recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
o
Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel III initiatives.
o
Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries.  In addition to matters relating to PNC’s business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City.  These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices and in additional expenses and collateral costs, and may cause reputational harm to PNC.
o
Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
o
Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.
  Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital standards.  In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
  Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock.  Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its
SEC filings.
  Our acquisition of RBC Bank (USA) presents us with risks and uncertainties related both to the acquisition itself and to the integration of the acquired businesses into PNC, including:
o
Anticipated benefits of the transaction, including cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
o
Our ability to achieve anticipated results from this transaction is dependent also on the extent of credit losses in the acquired loan portfolios and the extent of deposit attrition, in part related to the state of economic and financial markets.  Also, litigation and regulatory and other governmental investigations that may be filed or commenced, as a result of this transaction or otherwise, could impact the timing or realization of anticipated benefits to PNC.
o
Integration of RBC Bank (USA)’s business and operations into PNC may take longer than anticipated or be substantially more costly than anticipated or have unanticipated adverse results relating to RBC Bank (USA)’s or PNC’s existing businesses.  PNC’s ability to integrate RBC Bank (USA) successfully may be adversely affected by the fact that this transaction results in PNC entering several geographic markets where PNC did not previously have any meaningful retail presence.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
We provide greater detail regarding some of these factors in our 2011 Form 10-K as amended by amendment no. 1 thereto, including in the
Risk Factors and Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes to Consolidated
Financial Statements in that report, and our subsequent SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings.  We have included these web addresses as inactive textual references only.
Information on these websites is not part of this document.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.
  Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
  In addition to the RBC Bank (USA) transaction, we grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. These other acquisitions often present risks and uncertainties analogous to those presented by the RBC Bank (USA) transaction.  Acquisition risks include those presented by the nature of the business acquired as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
  Business and operating results can also be affected by widespread disasters, dislocations, terrorist activities or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.

Non-GAAP to GAAP Reconcilement
Appendix
In millions, except per share data Mar. 31, 2012 Dec. 31, 2011 Mar. 31, 2011
Integration costs, pretax $145 $28 $1
Integration costs, after-tax 94                 18                   -
Integration costs impact on diluted earnings per share $0.18 $0.04 $0.00
For the quarter ended
After-tax amounts were calculated using a marginal federal income tax rate of 35% and include applicable income tax adjustments.
In millions Mar. 31, 2012 Dec. 31, 2011 Mar. 31, 2011
Tier 1 common capital (1) $23,322 $23,732 $21,976
Reported net income 811                493                832
Reported net income, if annualized 3,262             1,956             3,374
Return on tier 1 common capital 14.0% 8.2% 15.4%
(1) Estimated for Mar. 31, 2012.
As of or for the three months ended
PNC believes that return on tier 1 common capital is useful as a tool to help measure and assess a company's use of common equity.

Non-GAAP to GAAP Reconcilement
Appendix
Mar. 31, 2012 Dec. 31, 2011 Sep. 30, 2011 Jun. 30, 2011 Mar. 31, 2011
Average yields/rates
Yield on interest-earning assets
Loans
Commercial 4.51% 4.66% 4.86% 4.88% 5.04%
Commercial real estate 5.19               5.33                5.25               5.51               4.63
Equipment lease financing 4.74               4.84                5.11               4.86               5.00
Consumer 4.78               4.81                4.82               4.94               4.99
Residential real estate 5.59               5.35                5.90               6.22               6.15
Total loans 4.78               4.85                5.00               5.11               5.09
Investment securities 3.47               3.51                3.59               3.80               3.76
Other 4.17               3.68                3.14               3.04               4.16
Total yield on interest-earning assets 4.41               4.44                4.52               4.64               4.67
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market 0.23               0.25                0.31               0.34               0.35
Demand 0.04               0.05                0.08               0.10               0.10
Savings 0.10               0.16                0.19               0.19               0.19
Retail certificates of deposit 0.80               1.16                1.26               1.32               1.28
Time deposits in foreign offices and other time 0.49               0.53                0.72               0.75               0.54
Total interest-bearing deposits 0.31               0.42                0.51               0.55               0.55
Borrowed funds 2.01               2.17                2.20               2.46               2.35
Total rate on interest-bearing liabilities 0.70               0.80                0.86               0.95               0.95
Interest rate spread 3.71               3.64                3.66               3.69               3.72
Impact of noninterest-bearing sources 0.19               0.22                0.23               0.24               0.22
Net interest margin 3.90% 3.86% 3.89% 3.93% 3.94%
Calculated as annualized taxable-equivalent net interest income divided by average earning assets. The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of yields and margins for all earning assets in calculating net interest margins, in this table we use net interest income on a taxable-
equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under generally accepted accounting principles (GAAP) in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011, and March 31, 2011, were $31 million, $28 million, $27 million, $25 million, and $24 million, respectively.
For the three months ended

Non-GAAP to GAAP Reconcilement
Appendix
In millions Mar. 31, 2012 Dec. 31, 2011 Sep. 30, 2011 Jun. 30, 2011 Mar. 31, 2011
Personnel, as reported $1,111 $1,052 $949 $976 $989
   Integration costs 44                 2                     1                    1                    -
Core Personnel 1,067             1,050              948                975                989
Occupancy, as reported 190                198                 171                176                193
   Integration costs 12                 1                     -                     -                     -
Core Occupancy 178                197                 171                176                193
Equipment, as reported 175                177                 159                158                167
   Integration costs 7                    4                     -                     -                     -
Core Equipment 168                173                 159                158                167
Marketing, as reported 68                 74                   72                 63                 40
   Integration costs 14                 1                     2                    2                    -
Core Marketing 54                 73                   70                 61                 40
Other, as reported 911                1,218              789                803                681
   Integration costs 68                 20                   5                    2                    -
   TPS redemption charges -                     198                 -                     -                     -
Core Other 843                1,000              784                801                681
   Total core noninterest expense $2,310 $2,493 $2,132 $2,171 $2,070
Selected items:
   Integration costs $145 $28 $8 $5 $1
   Trust preferred securities redemption charges -                     198                 -                     -                     -
   Total noninterest expense $2,455 $2,719 $2,140 $2,176 $2,071
For the quarter ended

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC
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